Cash and Cash Equivalents - Schedule of Cash and Cash Equivalents (Details) - USD ($)		Jun. 30, 2026	Dec. 31, 2025
Cash and Cash Equivalent [Abstract]
Cash at banks		$ 12,502,660	$ 7,805,859
- Time deposit		6,269,537	832,923
- Demand deposit	[1]	6,233,123	6,972,936
Total		$ 12,502,660	$ 7,805,859

[1]	As of June 30, 2026, the Group maintained $839,474 of cash with a brokerage institution in connection with its share repurchase program. These funds remain the property of the Group and are available to settle repurchases of the Group’s Class A ordinary shares or to be withdrawn at the Group’s discretion. Accordingly, such balances are classified as cash and cash equivalents.